As filed with the U.S. Securities and Exchange Commission on June 16, 2025.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CROWN LNG HOLDINGS LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Crown LNG Holdings Limited

37th Floor, 1 Canada Square,

Canary Wharf, London,

Greater London E14

5AA United Kingdom

June 16, 2025

Dear Fellow Shareholders:

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Crown LNG Holdings Limited, a company limited by shares incorporated under the laws of Jersey, Channel Islands, of proxies for the General Meeting of Shareholders and any adjournments or postponements thereof.

You are cordially invited to attend a general meeting of shareholders (the “General Meeting”) of Crown LNG Holdings Limited (the “Company”) to be held on July 1, 2025, at 11:00 a.m. Eastern Standard Time.

The General Meeting will be conducted as a hybrid meeting in person at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom and virtually, via live internet webcast at https://www.cstproxy.com/crownlng/sm2025. For purposes of attendance at the General Meeting, all references in this proxy statement to “present in person” or “in person” shall include virtually present at the General Meeting.

Details regarding the General Meeting, the business to be conducted at the General Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the General Meeting, we will ask shareholders to approve the following proposal as a special resolution:

1.

RESOLVED AS A SPECIAL RESOLUTION THAT, pursuant to article 38A(b) of the Companies (Jersey) Law 1991 and article 12.1(b) of the Company’s articles of association, the Company’s share capital be amended to effect a reverse share split (the “Reverse Share Split”) of the Company’s ordinary shares, no par value, by a ratio in the range of 1 for 60 to 1 for 120, to be determined by the Company’s Board of Directors (“Board”) following the General Meeting.

The Board has determined that approval of the matters to be considered at the General Meeting is in the best interests of the Company and its shareholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

We hope you will be able to attend the General Meeting. Whether you plan to attend the General Meeting or not, it is important that you read this proxy statement and submit your completed proxy as soon as possible. You may vote in person over the internet, or by mail as described in the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

If you have any questions regarding how to vote, please contact our proxy solicitation agent:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

855-414-2266

Email:

CGBS@laurelhill.com

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,

/s/ Swapan Kataria
Swapan Kataria
Chief Executive Officer

Date of Mailing of Notice of General Meeting and Proxy Materials:

June 16, 2025

CROWN LNG HOLDINGS LIMITED

PROXY STATEMENT

FOR THE

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

TIME:	4:00 p.m. Greenwich Mean Time; 11:00 a.m., Eastern Standard Time

DATE:	July 1, 2025

PLACE:	The General Meeting will be held as a hybrid meeting in person at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom via a live webcast accessible at https://www.cstproxy.com/crownlng/sm2025. You can attend the General Meeting online and vote your shares during the online meeting. To attend in person the General Meeting, you may register in advance via email to CGBS@laurelhill.com. To be admitted to the General Meeting’s live webcast, you must register to attend the virtual meeting by visiting https://www.cstproxy.com/crownlng/sm2025, and entering your control number as shown in your proxy card or the voting instruction form, and selecting “Register for Virtual Meeting.” You will receive a confirmation email with information on how to attend the General Meeting. On the day of the meeting, you will receive a reminder email with a link to attend the General Meeting. You will also be able to participate in the General Meeting on the day of the meeting by visiting https://www.cstproxy.com/crownlng/sm2025 and entering the same control number you used to pre-register and as shown in your confirmation email. Additionally, you may listen to the general meeting by calling (toll-free) 1800-450-7155 within the U.S. and Canada or (standard rates apply) +1 857-999-9155 outside of the U.S. and Canada. The conference ID # is 9692463. Electronic entry to the General Meeting will begin at 11:00 a.m., Eastern Standard Time, on the day of the meeting. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the virtual meeting page.

SPECIAL RESOLUTION:

1.

RESOLVED AS A SPECIAL RESOLUTION THAT, pursuant to article 38A(b) of the Companies (Jersey) Law 1991 and article 12.1(b) of the Company’s articles of association, the Company’s share capital be amended to effect the Reverse Share Split of the Company’s ordinary shares, no par value, by a ratio in the range of 1 for 60 to 1 for 120, to be determined by the Company’s Board of Directors following the General Meeting.

WHO MAY VOTE:

You may vote if you were the record owner of any ordinary shares of no par value in the capital of the Company as of the close of business on June 5, 2025 (the “Record Date”). A list of shareholders of record will be available for inspection by any of our shareholders for any purpose germane to the General Meeting during the General Meeting at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom and the 10 calendar days before it at our principal executive offices located at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom. We are first making this Proxy Statement available to our shareholders over the internet via the Company’s website https://www.crownlng.com on or about June 16, 2025.

If you are a shareholder entitled to attend and vote at this General Meeting, you may appoint a proxy or proxies to vote on your behalf. A proxy need not be a shareholder of the Company.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE GENERAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE IN PERSON; OVER THE INTERNET; OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

CROWN LNG HOLDINGS LIMITED

PROXY STATEMENT FOR THE

GENERAL MEETING

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is being furnished to the shareholders of Crown LNG Holdings Limited, a limited liability no par value company incorporated under the laws of Jersey, Channel Islands (the “Company,” “we,” “us,” and “our”) on behalf of the Board of Directors of the Company (the “Board”) in connection with the solicitation of proxies for use at the General Meeting of shareholders of the Company (the “General Meeting”) to be held on July 1, 2025, at 11:00 a.m. Eastern Standard Time, and at any adjournment or postponement. The General Meeting will be held as a hybrid meeting in person at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom and virtually via live internet webcast at https://www.cstproxy.com/crownlng/sm2025 or for listen only access within the U.S. and Canada call 1 800-450-7155 (toll-free) or outside of the U.S. and Canada call +1 857-999-9155 (standard rates apply).

Notice of Availability of Proxy Materials

We commenced mailing to our shareholders of a paper copy of the Proxy Materials on or about June 16, 2025. We sometimes refer to this Proxy Statement and the proxy card, together as the “Proxy Materials.” We also made the Proxy Materials available over the internet via the Company’s website https://www.crownlng.com/ on or about June 16, 2025. You may read, print and download the Proxy Materials at https://www.cstproxy.com/crownlng/sm2025.

Our shareholders at the close of business on the Record Date will receive printed Proxy Materials as well as instructions as to how to access and review all of the important information contained in the Proxy Materials electronically. It also instructs you on how you may submit your proxy by mail, or over the internet.

QUESTIONS AND ANSWERS REGARDING THE GENERAL MEETING

Why did I receive these materials?

The Board is soliciting your proxy to vote at the General Meeting, or at any postponement or adjournment thereof. Shareholders who held ordinary shares of no par value in the capital of the Company (together, the “shareholders”) as of the close of business on the record date, June 5, 2025 (the “Record Date”), are entitled to vote at the General Meeting. You should review the Proxy Materials carefully as they give important information about the proposals that will be voted on at the General Meeting, as well as other important information regarding the Company.

Who can vote at the General Meeting?

Only our shareholders at the close of business on the Record Date will be entitled to attend and vote at the General Meeting either in person or virtually or voting by proxy.

Holders of Record – If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Trust Company. As a holder of record, you may vote in person or virtually at the General Meeting, or you may vote by proxy. Whether or not you plan to attend the General Meeting in person or virtually, we urge you to vote your shares using one of the voting methods described in the Proxy Materials. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Swapan Kataria and Jørn Husemoen, the designated proxyholders, are members of our management.

Beneficial Owners – If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the General Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to listen to the General Meeting through our webcast which can be accessed via the following event information 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom. However, if you are not the holder of record, you may not vote your shares at the General Meeting unless you request and obtain a valid “legal proxy” from your nominee. Please contact your nominee directly for additional information.

What are the voting rights of the holders of Ordinary Shares?

As of the Record Date, the Company had 489,417,994 ordinary shares of no par value in issue. As voting at the General Meeting will be taken on a poll; holders of ordinary shares of no par value in the capital of the Company are each entitled to one vote per share on any matter that is submitted for shareholder approval. Cumulative voting is not permitted with respect to any other matter to be considered at the General Meeting.

What constitutes a quorum for the General Meeting?

The presence at the General Meeting, in person, virtually or by proxy, of at least two holders of ordinary shares of no par value in the capital of the Company representing at least one-third of the combined voting power of the issued shares on the Record Date will constitute a quorum, permitting business to be conducted at the General Meeting. As of the Record Date, there were an aggregate of 489,417,994 ordinary shares of no par value in the capital of the Company, all of which are entitled to be voted at the General Meeting.

What proposals am I being asked to vote on at the General Meeting?

At the General Meeting, shareholders will act upon the following proposal which is to be voted on as a special resolution: Proposal: The amendment of the Company’s share capital to effect the Reverse Share Split.

Proposal

How does the Board recommend I vote on the proposal?

The Board recommends you vote:

Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted as follows:

(1) “FOR” Proposal.

If a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

What are the voting requirements to approve the proposal?

The voting requirements to approve the proposal to be voted upon at the General Meeting, as well as the effects of votes against, abstentions and broker non-votes on the proposal, are described in the proposal.

A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner regarding the voting of the shares. The inspector of election for the General Meeting shall determine the number of shares represented at the General Meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots to assist with poll voting and votes and determine the results. Proxies received but marked as abstentions, as well as broker non-votes, will be included in the calculation of the number of shares considered to be present at the General Meeting for purposes of determining a quorum.

Is the approval of a proposal contingent on the approval of another proposal?

No.

How do I vote?

If you are a “holder of record” (that is, if your shares are registered in your own name with our transfer agent), you may vote using any of the voting methods described in the Proxy Materials. You may vote by proxy by mail; by internet, or, if you received printed Proxy Materials, you may refer to the instructions on the proxy card enclosed with those materials. You may also vote during the General Meeting in person at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom or via the internet at https://www.cstproxy.com/crownlng/sm2025.

If you are a “beneficial owner” (that is, if you hold your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee. The availability of Internet or telephone voting will depend upon your nominee’s voting process. If you wish to vote during the General Meeting, you must first obtain a legal proxy from your bank, broker, dealer or other nominee authorizing you to vote.

Can I change my vote?

Yes, you may change your vote at any time before the polls are closed at the General Meeting. The giving of a proxy does not eliminate the right to vote during the General Meeting. Shareholders have the right to revoke their proxy at any time before the exercise of that proxy by following the instructions below.

Holders of Record - If you are a “holder of record,” you may change your vote by (i) providing written notice of revocation to Crown LNG Holdings Limited, 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the General Meeting and voting either in person or electronically. However, simply attending the General Meeting will not, by itself, revoke your proxy.

Beneficial Owners - If you are a “beneficial owner” of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending and voting at the General Meeting, provided you have undertaken the necessary steps to do so which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of the Board as described above.

Could other matters be decided at the General Meeting?

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the General Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the General Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

When will the results of the vote be announced?

The preliminary voting results will be announced at the General Meeting. The final voting results will be published in a current report on Form 6-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the General Meeting and on the Company’s website.

Who pays for costs relating to the Proxy Materials and General Meeting?

The costs of preparing, assembling and mailing the Proxy Materials, along with the cost of posting the Proxy Materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Will I have dissenters’ rights with respect to any of the matters to be presented at the General Meeting?

Neither Jersey law, nor our organizational documents, provides for appraisal or other similar rights for dissenting shareholders in connection with any of the matters to be presented at the General Meeting. Accordingly, shareholders will have no right to dissent and obtain payment for their shares save for choosing to vote against the resolution.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Laurel Hill (the “Proxy Solicitation Agent”) to assist in the solicitation of proxies for the general meeting. The Company has agreed to pay Proxy Solicitation Agent a fee of $8,500. The Company will also reimburse the Proxy Solicitation Agent for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What is the deadline for submitting a shareholder proposal or director nomination for the next annual meeting of shareholders?

Shareholders wishing to make a director nomination, or bring another proposal, before the next annual meeting of shareholders (but not include it in the Company’s proxy materials for that meeting) must provide written notice of such proposal to the Corporate Secretary at the Company’s principal executive offices at 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom, Attention: Corporate Secretary. Such proposals must be received not earlier than the close of business on the 120th day before such annual meeting and not later than the close of business on the later of the 90th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy statement and form of proxy for the Company’s next annual meeting of shareholders must be received at the Company’s principal executive offices and must be submitted no later than the date that is a reasonable time before the Company begins to print and send the proxy materials for such annual meeting.

In addition, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice in compliance with the universal proxy rules that sets forth the information required by Rule 14a-19 under the Exchange Act.

We have not yet determined the date of our next annual meeting of shareholders. Prior to such annual meeting, we will announce the date of the annual meeting and any dates specified above to the extent required by Rule 14a-5 under the Exchange Act.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the General Meeting, or if you would like additional copies of this Proxy Statement, please contact the Proxy Solicitation Agent at CGBS@laurelhill.com.

GENERAL OVERVIEW

We are seeking shareholder approval to grant the Company, acting by the Board, discretionary authority to effect a reverse share split of the issued and outstanding ordinary shares of no par value in the capital of the Company (“Ordinary Shares”) by a ratio of any whole number between 1 for 60 to 1 for 120 as determined by the Board. One of the primary reasons we are seeking this shareholder approval to grant authority to effect the Reverse Share Split. The purpose of Proposal, the Reverse Share Split, is to maintain the listing of our Ordinary Shares on the Nasdaq Capital Market (“Nasdaq”).

The Company is a no par value company established under the laws of Jersey, Channel Islands. As such, under its constitutional documents there is no limit on the number of shares it is authorized to issue. As a consequence, the Reverse Share Split will not affect the number of shares the Company is entitled to issue, nor will it affect the relative voting power of the holders of the issued Ordinary Shares. The Reverse Share Split, if effected, would affect all of our holders of Ordinary Shares uniformly.

The Board unanimously approved to seek shareholder approval to vary the Ordinary Shares so that the Company acting by its Board shall have the power to undertake a Reverse Share Split. If the proposal is approved by the shareholders, the Company will have the authority, acting by the Board in its sole discretion, without further action by the shareholders, to effect the Reverse Share Split, subject to the condition as to the ratio of the Reverse Share Split, which must be a whole number between 1 for 60 to 1 for 120. Subject to the conditions above, the Board’s decision as to whether and when to effect the Reverse Share Split, if approved by the shareholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Ordinary Shares, actual or forecasted results of operations, and the likely effect of such results on the market price of our Ordinary Shares.

The Company’s Nasdaq Listing Deficiencies

As previously disclosed, he Company is requesting a hearing to review the Nasdaq staff’s determination to delisting of the Company’s securities from The Nasdaq Capital Market because (i) the closing bid price of its listed securities has not been at least $1.00 per share as required by Listing Rule 5550(a)(2) (the “Nasdaq Minimum Bid Price Rule”), (ii) the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days as required by Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stock Rule”), and (iii) the Company failed to timely file its Form 20-F for the period ended December 31, 2024 under Listing Rule 5250(c)(1) (the “Filing Requirement”).

Purposes of the Proposal and Consequences of Not Approving It

Proposal is important to the Company regaining compliance with the Nasdaq Minimum Bid Price Rule and the Low Priced Stock Rule.

Proposal

Proposal seeks shareholder approval of an amendment to the share capital of the Company, and to give our Board flexibility to determine the ratio of the Reverse Share Split necessary to maintain the Company’s Nasdaq listing in the range of 1 for 60 to 1 for 120, in order to regain compliance with the Nasdaq Minimum Bid Price Rule and the Low Priced Stock Rule.

If the proposal presented at this General Meeting is not approved by shareholders, it could result in material adverse consequences for the Company. If our Ordinary Shares are delisted from Nasdaq, we may be forced to seek to have such shares traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. If the Company’s securities are delisted from Nasdaq, the Company could face material adverse consequences, including:

•	a limited availability of market quotations for the Company’s Ordinary Shares;

•	reduced liquidity;

•

a determination that the Company’s Ordinary Shares is a “penny share” which will require brokers trading in the Company’s shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited amount of news and analyst coverage for the Company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, the Company’s failure to become current in its public reporting obligations could have a negative impact on the Company’s ability to raise capital, as well as its reputation, brand and financial condition. Despite the efforts described above, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing.

PROPOSAL

TO APPROVE THE AMENDMENT OF OUR SHARE CAPITAL TO EFFECT THE REVERSE SHARE SPLIT

Overview

At the General Meeting, our shareholders will be asked to approve an amendment to our share capital to effect the Reverse Share Split. The Reverse Share Split is a consolidation of the Ordinary Shares by a ratio in the range of 1 for 60 to 1 for 120, with the exact ratio to be determined by the Board.

If the Reverse Share Split is approved by our shareholders, then the exact ratio of the Reverse Share Split will be promptly set at a whole number within the range of 1 for 60 to 1 for 120 as determined by our Board in its sole discretion. Our Board believes that the availability of alternative Reverse Share Split ratios in the range of 1 for 60 to 1 for 120 will provide it with the flexibility to implement the Reverse Share Split in a manner designed to maximize the anticipated benefits for the Company and its shareholders. In determining the exact ratio of the Reverse Share Split following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Ordinary Shares;

•	the then prevailing trading price and trading volume of our Ordinary Shares and the anticipated impact of the Reverse Share Split on the trading market for our Ordinary Shares;

•	our ability to have our Ordinary Shares remain listed on Nasdaq;

•	the anticipated impact of the Reverse Share Split on our ability to raise additional financing; and

•	prevailing general market and economic conditions.

If the Reverse Share Split is approved by our shareholders, promptly after the exact ratio of the Reverse Share Split is determined by our Board, we will issue a press release announcing the Effective Date (as defined below) of the Reverse Share Split and will file a copy of the special resolution amending the share capital of the Company with the registrar of companies in Jersey. The Reverse Share Split will become effective upon the directors determining the exact ratio of the Reverse Share Split pursuant to the power granted to them per the special resolution passed at the General Meeting (the “Effective Date”).

Reasons for the Reverse Share Split

As discussed above in “General Overview,” the proposed Reverse Share Split is intended to adjust the bid price of the Ordinary Shares upward in an effort to regain compliance with Nasdaq’s Minimum Bid Price Rule and the Low Priced Stock Rule. If the Reverse Share Split is authorized by shareholders, the Board will have the authority to determine the exact ratio of the Reverse Share Split. Our Board believes that it is in the best interest of the Company and its shareholders that the Board has the ability to determine, in its discretion, the exact ratio of the Reverse Share Split to improve the price level of our Ordinary Shares so that we are able to comply with the Nasdaq Minimum Bid Price Rule and the Low Priced Stock Rule. However, we cannot assure you that after the Reverse Share Split the market price of our Ordinary Shares will increase proportionately to reflect the ratio for the Reverse Share Split, that the market price of our Ordinary Shares will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Share Split or that we will be able to maintain our listing on Nasdaq.

Consequences of Not Approving this Proposal

If Proposal is not approved at the General Meeting, it could result in material adverse consequences for the Company. For more information, see

“General Overview—Purposes of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving this Proposal

We cannot assure you that the Reverse Share Split will increase our share price and have the desired effect of restoring and maintaining compliance with the Nasdaq Minimum Bid Price Rule and the Low Priced Stock Rule.

The Board expects that the Reverse Share Split will increase the market price of our Ordinary Shares so that we are able to regain and help maintain compliance with the Nasdaq Minimum Bid Price Rule and the Low Priced Stock Rule. However, the effect of the Reverse Share Split on the market price of our Ordinary Shares cannot be predicted with any certainty, and the history of similar reverse share splits for companies in like circumstances is varied.

It is possible that the per share price of our Ordinary Shares after the implementation of the Reverse Share Split will not rise in proportion to the reduction in the number of shares of Ordinary Shares outstanding, and the market price per share after the Reverse Share Split may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the Reverse Share Split, the market price of our Ordinary Shares may decrease due to factors unrelated to the Reverse Share Split, including our future financial and operating performance. If the Reverse Share Split is consummated and the trading price of our Ordinary Shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Share Split.

The Reverse Share Split is not being proposed in response to any effort of which we are aware to accumulate our shares or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our shareholders.

There are certain risks associated with a reverse share split, and we cannot accurately predict or assure the Reverse Share Split will produce or maintain the desired results. The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Share Split.

Certain Risks Associated with the Reverse Share Split

Even if the Reverse Share Split is effected, some or all of the expected benefits discussed may not be realized or maintained. The market price of our Ordinary Shares will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The liquidity of our Ordinary Shares may be harmed by the implementation of the Reverse Share Split, given the reduced number of shares of Ordinary Shares that would be in issue after the Reverse Share Split, particularly if the share price does not increase as a result. The Board does not intend for the Reverse Share Split to have any anti-takeover effects.

Principal Effects of the Reverse Share Split

Ordinary Shares. If the Reverse Share Split is approved by our shareholders at the General Meeting, promptly after the exact ratio of the Reverse Share Split is determined by our Board, the Company plans to issue a press release announcing the Effective Date of the Reverse Share. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of our Ordinary Shares will automatically be changed, as of the Effective Date, into a fraction of a share based on the ratio approved and implemented by our Board. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, (i) our equity incentive plan, (ii) the number of shares issuable under our outstanding restricted share units and the number of shares issuable under, and the exercise price of, our outstanding options, and (iii) the number of shares issuable under, and the exercise price of, our outstanding warrants.

Except for adjustments that may result from the treatment of fractional shares of Ordinary Shares, as described below, because the Reverse Share Split would apply to all issued Ordinary Shares, the implementation of the Reverse Share Split would not alter the relative rights and preferences of our existing shareholders nor affect any shareholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the issued Ordinary Shares immediately before the effectiveness of the Reverse Share Split will generally continue to hold two percent (2%) of the voting power of the issued Ordinary Shares immediately thereafter. Moreover, the number of shareholders of record will not be affected by the Reverse Share Split.

The amendment effecting the Reverse Share Split will not change the terms of our Ordinary Shares. The shares of our Ordinary Shares issued upon effectiveness of the Reverse Share Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our issued Ordinary Shares. Our Ordinary Shares issued under the Reverse Share Split will remain fully paid and non-assessable.

Effects on the Number of Authorized Shares. The total number of shares that we are authorized to issue will not be affected by the Reverse Share Split and will remain unlimited per the terms of the memorandum of association of the Company. However, as a result of the Reverse Share Split, the number of shares of Ordinary Shares in issue will be reduced in proportion to the ratio selected by our Board.

Because our shareholders have no preemptive rights to purchase or subscribe for any of our unissued Ordinary Shares, the future issuance of additional Ordinary Shares will reduce our current shareholders’ percentage ownership interest in the total issued Ordinary Shares. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of Ordinary Shares would dilute our projected future earnings per share, if any, and book value per share of all our issued Ordinary Shares. If these factors were reflected in the market price of our Ordinary Shares, the potential realizable value of a shareholder’s investment could be adversely affected. An issuance of additional Ordinary Shares could therefore have an adverse effect on the potential realizable value of a shareholder’s investment.

Effect on Warrants and other Convertible or Exchangeable Securities. Under the terms of the Company’s outstanding warrants, the number of shares issuable upon exercise of each outstanding warrant will automatically be decreased to reflect the effect of the Reverse Share Split, and the exercise price of each such warrant will automatically be adjusted by multiplying the exercise price in effect immediately before the Reverse Share Split by a fraction (x) the numerator of which is the number of shares purchasable upon the exercise of the warrants immediately before the Reverse Share Split and the denominator of which is the number of shares purchasable immediately after the Reverse Share Split. The number of shares reserved for issuance pursuant to outstanding warrants will be adjusted proportionately based upon the ratio implemented by the Board in effecting the Reverse Share Split, subject to our treatment of fractional shares. Proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares issuable upon the exercise or conversion, as applicable, of any other convertible or exchangeable securities that may entitle the holders to purchase, exchange for, or convert into, Ordinary Shares. This would result in approximately the same aggregate price being required to be paid under such outstanding exercisable, convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares being delivered upon such exercise, exchange or conversion, immediately following the implementation of the Reverse Share Split, as was the case immediately preceding the Reverse Share Split.

Listing. Our Ordinary Shares currently trades on Nasdaq. The implementation of the Reverse Share Split will directly affect the listing of our Ordinary Shares on Nasdaq, and we believe that the Reverse Share Split could potentially increase our share price, facilitating compliance with the Nasdaq Minimum Bid Price Rule and the Low Priced Stock Rule. Following the Reverse Share Split, we intend for our Ordinary Shares to continue to be listed on Nasdaq under the symbol “CGBS”, subject to our ability to continue to comply with Nasdaq rules, although our Ordinary Shares would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Ordinary Shares.

“Public Company” Status. Our Ordinary Shares is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Share Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Share Split is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Possible Anti-Takeover Effects. If shareholders approve the Reverse Share Split and the Board implements the Reverse Share Split, the Reverse Share Split could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares of capital share relative to the number of shares of capital share outstanding after effecting the Reverse Share Split. A relative increase in the number of our authorized shares of capital share could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of capital share in a public or private sale, merger or similar transaction would increase the number of issued Ordinary Shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive shareholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital share to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to shareholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative decrease in the number of issued Ordinary Shares for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional Ordinary Shares of capital share to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

We will not issue fractional shares in connection with the implementation of the Reverse Share Split. If a beneficial owner of our Ordinary Shares would be entitled to receive a fractional share upon completion of the Reverse Share Split, we will instead round up to the nearest whole number of shares.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Reverse Share Split to holders of our Ordinary Shares. This summary is based on the income tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Reverse Share Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Ordinary Shares in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Ordinary Shares whose functional currency is not the U.S. dollar, holders that hold our Ordinary Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Ordinary Shares in connection with employment or other performance of services, or persons that do not hold our Ordinary Shares as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Ordinary Shares, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Ordinary Shares, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Reverse Share Split.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Reverse Share Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT.

The Reverse Share Split should be treated as a recapitalization that qualifies as a corporate “reorganization,” as defined in the Code, for United States federal income tax purposes. Therefore, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share, no gain or loss will be recognized by a holder of our Ordinary Shares upon the Reverse Share Split, the aggregate tax basis in the Ordinary Shares received by a holder pursuant to the Reverse Share Split would equal the aggregate tax basis in the Ordinary Shares surrendered by such holder under the Reverse Share Split, and the holding period for the Ordinary Shares received by a holder under the Reverse Share Split should include the holding period for the Ordinary Shares surrendered by such holder under the Reverse Share Split.

As noted above, we will not issue fractional shares in connection with the Reverse Share Split. Instead, holders of our Ordinary Shares who otherwise would be entitled to receive fractional shares of our Ordinary Shares will automatically be entitled to receive an additional fraction of a share of Ordinary Shares to round up to the next whole post-Reverse Share Split Ordinary Share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Ordinary Shares is not clear. It may be possible that holders of our Ordinary Shares who receive an additional fraction of a share of Ordinary Shares will recognize gain, which may be characterized as either a capital gain or dividend, to the extent of the value of the fraction of a share received.

Accounting Consequences

Following the Effective Date of the Reverse Share Split, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Share Split.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•	If you hold registered shares in book-entry form, you do not need to take any action to receive Ordinary Shares in registered book-entry form after the effectiveness of the Reverse Share Split.

•

A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of Ordinary Shares that you hold.

Shares held in “Street Name”

Upon the implementation of the Reverse Share Split, we intend to treat shareholders holding our Ordinary Shares in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholder whose Ordinary Shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Share Split for their beneficial holders holding our Ordinary Shares in “street name”. However, such banks, brokers and other nominees may have different procedures than registered shareholders for processing the Reverse Share Split. If you hold your Ordinary Shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Shareholders do not have appraisal rights under Jersey Islands law or under our Articles or bylaws in connection with the Reverse Share Split.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal, you should be aware that certain of our directors and officers have an interest in this proposal as a result of their ownership of Ordinary Shares. However, we do not believe that our directors and officers have interests in this proposal that are different from or greater than those of any of our other shareholders.

Required Vote

The approval of this Proposal requires the affirmative vote of the holders of two-thirds of the votes cast by the shareholders present and eligible to vote at the General Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal.

We expect this Proposal will be considered a routine matter under applicable share exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your Ordinary Shares on this Proposal. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the General Meeting. Broker non-votes will have the same effect as votes “AGAINST” this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Ordinary Shares as the Record Date, by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of our Ordinary Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common and/or preferred share that they beneficially own, subject to applicable community property laws. The table is based upon information supplied by officers, directors and principal shareholders, including information set forth in ownership reports filed with the SEC.

The percentages below are based on a total of 489,417,994 Ordinary Shares in issue as of the Record Date:

Title of Class	Name and Address of Beneficial Owner (1)	Number of Company Ordinary Shares Beneficially Owned	Percentage of Company Ordinary Shares
	Executive Officers and Directors
Ordinary Shares	Andrew Judson	—	—
Ordinary Shares	Jørn Husemoen (2)	18,457,880	3.77%
Ordinary Shares	Swapan Kataria (3)	158,958,011	32.48%
Ordinary Shares	Ellen Hanetho	—	—
Ordinary Shares	Gry Osnes	—	—
	All executive officers and directors as a group (5 individual)	177,147,203	36.2%
	5% Holders
Ordinary Shares	Raghava Corporate Pte. Ltd. (4)	55,070,563	11.25%

(1)

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Crown LNG Holdings Limited, 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom.

(2)

Represents shares held by Black Kite AS. Jørn Skule Husemoen owns 100% of the interest in Black Kite AS and has sole voting and investment power of the securities held by Black Kite AS. The address for Jørn Skule Husemoen is Askekroken 11, 0277 Oslo, Norway.

(3)

Represents shares held by Citibank, N.A. Nominee. The Kataria Capital Corporation owns 100% of the interest in the securities held by Citibank, N.A. Nominee and has sole voting and investment power of the securities held by Citibank, N.A. Nominee. The Kataria Trust owns 100% of the interest in Kataria Capital Corporation and has sole voting and investment power of the securities held by Kataria Capital Corporation. Swapan Kataria is the trustee of the Kataria trust and has sole voting and investment power of the securities held by the Kataria Trust. The address for Citibank, N.A. Nominee is 1 North Wall Quay, Dublin.

(4)

Devavarapu Tvisha Ragendri owns 100% of the interest in Raghava Corporate Pte Ltd and has sole voting and investment power of the securities held by Raghava Corporate Pte Ltd. The address for Raghava Corporate Pte Ltd is 7500A Beach Road, #14-302, The Plaza, Singapore 199591.

MISCELLANEOUS

Solicitation of Proxies

We have engaged the Proxy Solicitation Agent to assist us in soliciting proxies for the General Meeting. We will pay the Proxy Solicitation Agent a base fee of $8,500, plus reasonable out-of-pocket expenses. Our officers, director, employees, consultants, agents and representatives may solicit proxies in person or by telephone, fax or email. We will pay our officers, director, employees, consultants, agents and representatives no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.

If you have questions concerning the proposals in this proxy statement or need assistance in voting, please contact our Proxy Solicitation Agent:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

855-414-2266

CGBS@laurelhill.com

Other Matters

We know of no other business that will be presented at the General Meeting. If any other matter properly comes before the shareholders for a vote at the General Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of the Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

In connection with the General Meeting, a number of brokers with account holders who are Company shareholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or the Company. Direct your written request to Crown LNG Holdings Limited, 37th Floor, 1 Canada Square, Canary Wharf, London, Greater London E14, 5AA United Kingdom, Attention: Corporate Secretary. The Company undertakes to promptly deliver a separate set of the Proxy Materials upon receiving your written request. shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of General Meeting materials. To take advantage of this opportunity, we have summarized on one set of General Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted shareholder before the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the General Meeting materials, as requested, to any shareholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the General Meeting materials, contact Laurel Hill Advisory Group, LLC at CGBS@laurelhill.com. A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Materials.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Proxy Statement, including statements regarding the Company’s ability to regain compliance with Nasdaq listing standards and become current in its reporting with the Securities and Exchange Commission. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of not receiving shareholder approval for the proposals in this Proxy Statement, further delays in the filing of the Company’s late periodic reports and restated financial statements in amendments to prior periodic reports, the discovery of additional information regarding the error identified in the Company’s previously issued consolidated financial statements, the scope of the anticipated restatement of previously issued financial statements as a result of the error, the remediation by management and the Company’s independent registered public accounting firm of the identified material weaknesses in internal control over financial reporting, the Panel’s determination following the Company’s appeal of its delisting decision, the Panel’s decision whether or not to grant the Company various extension periods following the submission of a hearing request to regain compliance with deficiencies with various Nasdaq Listing Rules, the Company’s ability to regain compliance with various Nasdaq Listing Rules and, if applicable, any other continued listing standards and other risk factors described in the section entitled “Risk Factors” in its 20-F and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this Proxy Statement. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Proxy Statement.

Appendix A

PROPOSED AMENDMENT TO THE

SHARE CAPITAL OF CROWN LNG HOLDINGS LIMITED.

“RESOLVED, as a special resolution that, pursuant to article 38A(b) of the Companies (Jersey) Law 1991 and article 12.1(b) of the Company’s articles of association, the Company’s share capital be amended to effect the Reverse Share Split of the Company’s ordinary shares, no par value, by a ratio in the range of 1 for 60 to 1 for 120, to be determined by the Company’s Board of Directors following the General Meeting.”

2025 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK * * * EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail CROWN LNG HOLDINGS LTD. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 30, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy. com/crownlng/sm2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL. Please mark your votes like this FOR AGAINST ABSTAIN 1. RESOLVED, as a special resolution that, pursuant to article 38A(b) of the Companies (Jersey) Law 1991 and article 12.1(b) of the Company’s articles of association, the Company’s share capital be amended to effect the Reverse Share Split of the Company’s ordinary shares, no par value, by a ratio in the range of 1 for 60 to 1 for 120, to be determined by the Company’s Board of Directors following the General Meeting.” CONTROL NUMBER Signature Signature, if held jointly Date, 2025 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025 SPECIAL MEETING OF STOCKHOLDERS JULY 1, 2025 YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Tuesday, July 1, 2025: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/crownlng/sm2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD CROWN LNG HOLDINGS LTD. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 1, 2025 The undersigned hereby appoints each of Swapan Kataria and Jørn Husemoen (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of shareholders of Crown LNG Holdings Ltd. to be held on Tuesday, July 1, 2025 at 10 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/crownlng/sm2025 or at any adjournments and or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSAL ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)